UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  June 16, 2008



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 16, 2008, Jones Lang LaSalle Incorporated, a Maryland corporation (the "Company"), Jones Lang LaSalle Tenant Representation, Inc., a Texas corporation and an indirect, wholly-owned subsidiary of the Company ("Merger Sub"), and Staubach Holdings, Inc., a Texas corporation ("Staubach"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Staubach will merge with and into Merger Sub (the "Merger"), with Staubach continuing as the surviving company and an indirect, wholly-owned subsidiary of the Company.

      The total aggregate consideration payable pursuant to the Merger Agreement, assuming full payment of all future payments, is approximately $727 million, with approximately $223 million of such amount payable at closing. The $223 million closing payment will be subject to adjustment as provided in the Merger Agreement and will be payable in cash and $100 million of the Company's common stock. The number of shares of Company's common payable pursuant to the Merger Agreement will be equal to $100 million divided by the average trading price of the Company's common stock for the five consecutive trading days ending on (and including) the trading day prior to the effective time of the Merger; provided, however, that if on the trading day prior to the date that the registration statement required to be filed by the Company after the closing of the Merger becomes effective, the average trading price of the Company's common stock for the five consecutive trading days ending on (and including) such date (the "Adjustment Trading Price") is either greater than 110% or less than 75% the closing trading price, the number of shares of common stock is subject to adjustment. If the Adjustment Trading Price is greater than 110% of the closing trading price, the number of shares of the Company's common stock issued pursuant to the Merger Agreement will be equal to $110 million divided by the Adjustment Trading Price. If the Adjustment Trading Price is less than the closing trading price, the number of shares of the Company's common stock issued pursuant to the Merger Agreement will equal to $100 million divided by the Adjustment Trading Price; provided, however, in the event that that Adjustment Trading Price is less than 75% of the Closing Trading Price (the "Floor Price"), the Adjustment Trading Price will be equal to the Floor Price.

      The Merger Agreement also provides for the payment of the following "Deferred Payments" payable in cash: (i) on the first business day of the 25th month following the closing (or the 37th month if certain revenue targets are not met), approximately $78 million; (ii) on the first day of the 37th month following the closing (or the 49th month if certain revenue targets are not met), approximately $156 million; and (iii) on the first day of the 61st month following the closing, approximately $156 million. Staubach shareholders will also be entitled to receive an "Earnout Payment" of up to approximately $114 million, payable on a sliding scale if certain thresholds are met with respect to the tenant representation business for the earnout periods ended December 31, 2010, 2011 and 2012. Subject to the full satisfaction of Staubach's closing GAAP liabilities, for a period of three years following the closing, Staubach shareholders will receive amounts collected with respect to Staubach's pre-closing accounts receivable (the "Receivables Payments," and together with the Deferred Payments and Earnout Payment, the "Future Payments").

      The terms of the Merger Agreement contain certain restrictive covenants relating to the Future Payments. If the Company is unable to comply with these covenants or defaults in payment of the Deferred Payments, among other things, the Deferred Payments may be accelerated.

      The Company has also agreed to file a registration statement for the resale of the shares of common stock issued in the Merger and use commercially reasonable efforts to cause the registration statement to remain effective until the earlier of the date when all stock covered by the registration statement has been sold or until 180 days after the registration statement is declared effective.


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


      The consummation of the Merger is subject to a number of conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

      The Merger Agreement contains customary representations and warranties of the parties. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of Staubach between signing and closing, no solicitation of acquisition proposals, tax matters, appointment of Roger T. Staubach to the Company's board of directors and similar matters.

      The Company is entitled to setoff against all Future Payments for indemnification claims, subject to enumerated caps, deductibles and
survival periods.   The Company also has a right to recoup merger
consideration paid in connection with certain specified indemnification claims. The Company has agreed to indemnify Staubach's shareholders for certain indemnification claims, subject to enumerated caps, deductibles and survival periods.

      The Merger Agreement contains certain customary termination rights for the Company and Staubach.

      A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub or Staubach.


SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      The information set forth in Item 1.01 is incorporated by reference herein. The shares of the Company's common stock to be issued pursuant to the Merger Agreement are being issued in reliance on an exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").
Such shares will be issued only to Staubach shareholders who are "accredited investors" (as such term is defined under Rule 501(a) of the Securities Act).


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

2.1 Agreement and Plan of Merger, dated June 16, 2008, by and among Jones Lang LaSalle Incorporated, Jones Lang LaSalle Tenant Representation, Inc. and Staubach Holdings, Inc.














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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 20, 2008           JONES LANG LASALLE INCORPORATED

                              By:   /s/ Joseph J. Romenesko
                                    ------------------------------
                                    Name:   Joseph J. Romenesko
                                    Title:  Treasurer























































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                                EXHIBIT INDEX
                                -------------



EXHIBIT
INDEX       DESCRIPTION
-------     -----------

2.1 Agreement and Plan of Merger, dated June 16, 2008, by and among Jones Lang LaSalle Incorporated, Jones Lang LaSalle Tenant Representation, Inc. and Staubach Holdings, Inc.


























































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